Registration No. 2-74285

811-3274

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 33

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 33

MONEY MARKET PORTFOLIO
(Exact name of Registrant)

ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (860) 308-1000

ERNEST J. WRIGHT
Secretary to the Board of Trustees
Money Market Portfolio
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: _____________________

It is proposed that this filing will become effective (check appropriate box):

[N/A]	immediately upon filing pursuant to paragraph (b).

[ X ]	on May 1, 2003 pursuant to paragraph (b).

[N/A]	60 days after filing pursuant to paragraph (a)(1).

[N/A]	on ___________ pursuant to paragraph (a)(1).

[N/A]	___ days after filing pursuant to paragraph (a)(2)

[N/A]	on ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

_______	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

MONEY MARKET PORTFOLIO

Goal — High Current Income,
Preservation of Capital and Liquidity

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, “The Companies”). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

ONE CITYPLACE
HARTFORD, CONNECTICUT 06103
TELEPHONE 1-800-842-9368

Prospectus

May 1, 2003

Table of Contents

Goals and Investments	2	Legal Proceedings	5
Fund Performance	2	Shareholder Transactions and Pricing	5
Fees and Expenses	3	Tax Consequences of Dividends and
Investments and Practices	3	Distributions	6
Management	5	Financial Highlights	7
Investment Adviser	5
Portfolio Manager	5

   The Securities and Exchange Commission (“SEC”) has not approved the Fund’s Shares as an investment and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Money Market Portfolio

Goals and Investments

Fund’s Objective:	High current income, preservation of capital and liquidity	Investment Adviser:	Travelers Asset Management International Company LLC (“TAMIC”)
Key Investments:	Money market instruments	Portfolio Managers:	Emil Molinaro, Jr. Michele Mirabella, CFA

Selection Process: The Fund is a “money market” fund that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national ratings agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions).

The Fund’s portfolio manager selects from investments that include, but are not limited to:

U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government-sponsored enterprises	prime commercial paper, including variable rate master demand notes
repurchase agreements backed by U.S. government securities short-term corporate securities	CDs and bankers’ acceptances of FDIC-insured banks, including U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks

Principal Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund could underperform other short-term investments or money market funds if interest rates rise sharply, or if an issuer of the Fund’s securities defaults or has its credit rating downgraded and fails to perform as expected.

Fund Performance

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. Past performance can give some indication of the Fund’s risk, but does not guarantee future results. To obtain the current 7-day yield, you may call 1-800-842-9368.

   Year-by-Year % Total Returns as of 12/31

Best Quarter:	(4th ’00)	1.58%
Worst Quarter:	(4th ’02)	0.31%

Average Annual Total Returns as of 12/31/2002

1 year	5 year	10 year

1.38%	4.23%	3.93%

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Fees and Expenses

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund’s latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

Shareholder Fees (paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.38	%*
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%

Total Annual Fund Operating Expenses	0.42	%**
______________
*	Management Fee includes 0.06% administrative fee.

**	The Fund maintains a voluntary expense limit of 0.40%.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund’s operating expenses remain the same.

1 year	3 years	5 years	10 years

$43	$135	$235	$530

Investments and Practices

The Fund invests in various instruments subject to its investment policy and Rule 2a-7 of the Investment Company Act. The Fund may invest in all of the following or other similar instruments, as described on page 2 of this prospectus and in the Statement of Additional Information (“SAI”). For a free copy of the SAI, see the back cover of this prospectus.

Commercial Paper and Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs. These debt securities are issued with maturities of more than 9 months. The Fund may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. Government Money Market Securities	These are short-term debt instruments issued or guaranteed by the U.S. government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. government securities. For example, its right to borrow money from the U.S. Treasury under certain circumstances supports U.S. government securities such as those issued by Fannie Mae. Other U.S. government securities, such as those issued by the Federal Farm Credit Bank Funding Corporation, are supported only by the credit of the entity that issued them.

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Credit and Liquidity Enhancements	Enhancements include letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund’s share price.

Put Features	These entitle the holder to put or sell a security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider’s creditworthiness affects the credit quality of the investment.

Variable and Floating Rate Securities	These securities have interest rates that adjust periodically, which may be either at specific intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

Repurchase Agreements	These permit the Fund to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Fund could result if the other party to the agreement defaults or becomes insolvent.

Risk Factors

Debt securities held by the Fund may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term debt is less subject to market or interest-rate risk than longer-term debt. Certain debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Fund’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, while the value of money market instruments is relatively insensitive to interest rate changes, the value of the Fund’s securities may still vary inversely with interest rates and with the amount of outstanding debt and other factors. This means that the value of the Fund’s investments could increase as short-term interest rates fall and decrease as short-term interest rates rise.

Fund investments may be unprofitable in a time of sustained high inflation. In addition, the Fund’s investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

4

Management

Investment Adviser

Travelers Asset Management International Company LLC (“TAMIC”) provides investment advice and, in general, supervises the management and investment program for the Fund.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

    other investment companies used to fund variable products
    individual and pooled pension and profit-sharing accounts
    domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)
    nonaffiliated insurance companies

For the year ended December 31, 2002, the Fund paid TAMIC an advisory fee at the annual rate of 0.3233% of the Fund’s average daily net assets. This percentage also reflects the maximum advisory fee payable to TAMIC.

Portfolio Manager

Emil J. Molinaro, Jr. and Michele Mirabella are the Fund’s portfolio managers. Mr. Molinaro has been the Fund’s portfolio manager since March 1995. He is currently a Senior Vice President of both TAMIC and Citigroup Global Investments. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool. Ms. Mirabella has been involved in the management of the Fund since April 2001. She is a Vice President of both TAMIC and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.

Legal Proceedings

There are no material legal proceedings affecting the Fund, and it has been advised by TAMIC that TAMIC has no material pending legal proceedings affecting it.

Shareholder Transactions and Pricing

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund’s custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The Fund’s policy is to try to maintain a stable net asset value (“NAV”) of $1.00 per share. To help achieve this policy, the Fund uses amortized-cost method for valuing the securities that it owns in accordance with the requirements of Rule 2a-7 under the 1940 Act. Under amortized-cost methodology, securities are valued based

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on the Fund’s acquisition cost, adjusted for amortization of premium or accretion of discount, which is an approximation of market value of the securities.

Purchases and Redemptions

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund’s investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the New York Stock Exchange (“the Exchange”) on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

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Financial Highlights

MONEY MARKET PORTFOLIO

The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total return in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years Ended December 31,

	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (1)	0.014	0.036	0.060	0.049	0.049
Distributions from net investment income	(0.014)	(0.036)	(0.060)	(0.049)	(0.049)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	1.39%	3.71%	6.18%	4.96%	5.08%

Net Assets, End of Year (000’s)	$393,244	$353,269	$147,117	$119,970	$42,069

Ratios to Average Net Assets:
Expenses (1)(2)	0.40%	0.40%	0.40%	0.37%	0.65%
Net investment income	1.38	3.46	6.04	4.96	5.37

_____________
(1)	Travelers Insurance Company reimbursed the Portfolio for $71,805, $44,028, $47,023 and $85,612 in expenses for the years ended December 31, 2002, 2001, 2000 and 1999, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000*, $0.000*, $0.000* and $0.001, respectively, and the actual expense ratios would have been 0.42%, 0.42%, 0.44%, and 0.50% respectively.

(2)	For the years ended December 31, 2002, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

*	Amount represents less than $0.001 per share.

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MONEY MARKET PORTFOLIO

Investors who want more information about the Fund can obtain a SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. The Fund’s annual report provides a discussion of the market conditions and investment strategies that particularly impacted the Fund’s performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

CALL — 1-800-842-9368
WRITE — TRAVELERS LIFE AND ANNUITY, P.O. BOX 990009 HARTFORD, CT 06199-0009
ACCESS THE EDGAR DATABSE ON THE SEC’S WEBSITE — http://www.sec.gov

Investors may also review or copy the above referenced documents at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

(1940 Act # 811-3274)

L-11170

PART B

Information Required in a Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION

MONEY MARKET PORTFOLIO

May 1, 2003

This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read this SAI with the Money Market Portfolio’s prospectus dated May 1, 2003 and the 2002 annual shareholder report. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

The Travelers Insurance Company
Annuity Services
One Cityplace
Hartford, Connecticut 06103
800-843-9368 (toll free)

or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

Table of Contents

Investment Objective, Policies, Risks and Certain Restrictions	2
Investment Restrictions	5
Valuation and Pricing	6
Distributions	7
Trustees and Officers	8
Declaration of Trust	11
Investment Advisory Services	12
Redemptions in Kind	13
Brokerage	13
Fund Administration	14
Shareholder Rights	14
Tax Status	15
Performance	16
Financial Statements	17
Additional Information	17

Investment Objective, Policies and Risks

The Money Market Portfolio (the “Fund”) is registered with the SEC as a “diversified, open-end investment company” or mutual fund. The Fund was formed as a Massachusetts business trust on October 1, 1981. The Fund changed its name from “Cash Income Trust” to “Money Market Portfolio” on January 30, 1998.

The Fund’s investment objective is to seek high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity. The Fund seeks to achieve this objective by investing in short-term money market securities that are “eligible securities” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All instruments that the Fund may purchase must comply with the credit quality, maturity, diversification and other risk-limiting conditions of Rule 2a-7. The Fund may purchase instruments with maximum remaining maturity of 397 days (13 months) in accordance with current Rule 2a-7 requirements.

As indicated in the prospectus, the Fund may invest in a variety of high-quality, short-term debt instruments that primarily include obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities and government-sponsored enterprises (described below); certificates of deposit and bankers’ acceptances of U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks; prime commercial paper, including variable rate master demand notes; and, repurchase agreements backed by U.S. government securities.

U.S. Government Securities. As used in this SAI, “U.S. government securities” include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, the Fund will invest in those U.S. government securities only when the Fund’s investment adviser, Travelers Asset Management International Company LLC (“TAMIC”), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentaliti es in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

Certificates of Deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer/bank agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificates usually can be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks with at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, Asian Development Bank or Inter-American Development Bank. Additionally, the Fund currently does not intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

Obligations of Foreign Branches of U.S. Banks. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of U.S. Branches of Foreign Banks. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Commercial Paper Ratings. The Fund’s investments in commercial paper are limited to instruments rated A-1 by Standard & Poor’s Corporation (S&P) or Prime-1 by Moody’s Investors Service, Inc. (Moody’s). Commercial paper rated A-1 by S&P has liquidity ratios adequate to meet cash requirements. Further, the issuer’s long-term senior debt generally is rated A or better, although, in some cases, BBB ratings may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established, and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) earnings trends over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) management’s recognition of obligations that may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

See Appendix for information with respect to ratings for other debt or equity securities.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured obligations that permit the Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, the Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by the Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than 13 months, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, the Fund’s right to redeem depends on the borrower’s ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, TAMIC considers, under standards established by the Board of Trustees (“Board”), earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund invests in them only if the investment adviser determines that t he issuer meets the criteria established for commercial paper.

Repurchase Agreements. The Fund’s interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting the investment adviser’s credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty’s agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund engages in repurchase agreements only where it takes physical delivery or, in the case of “book-entry” securities, the security is segregated in the counterparty’s account at the Federal Reserve for the benefit of the Fund, to perfect the Fund’s claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, including investing some or all of its assets in one or more other such investment companies. The Fund indirectly bears its pro rata share of any investment advisory and other fund expenses paid by the funds in which it invests.

Illiquid Securities. The Fund may make investments in illiquid securities in an amount not exceeding 10% of the Fund’s net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”) and certain Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repur chase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

Rule 144A Securities. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to the Fund’s limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board of Trustees (“Board”) determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund, the Fund’s level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser’s implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

Loans of Securities to Broker Dealers. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund’s total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vot e the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board, when the income to be earned from the loan justifies the risks.

Bankers’ Acceptances. Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United Sates and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as l ong as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Investment Restrictions

At a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

Fundamental Policies

The Fund, irrespective of any fundamental or non-fundamental operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote. The Fund may not:

1.   Diversification: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U. S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.   Industry Concentration: purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for pur poses of this policy.

3.   Borrowing: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund’s total assets.

4.   Real Estate: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5.   Lending: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

6.   Commodities: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7.   Underwriting: be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8.   Senior Securities: issue any class of senior securities except to the extent consistent with the 1940 Act.

Nonfundamental Policies

Effective May 1, 1999, the Fund also complies with the following nonfundamental investment policies. The Fund will not:

1.   Borrowing: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities (“leverage transactions”). (See Fundamental Policy No. 3 “Borrowing.”)

2.   Liquidity: invest more than 10% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.   Exercising Control of Issuers: make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.   Other Investment Companies: invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.   Short Sales: sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6.   Purchasing on Margin: purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7.   Lending: lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund’s total assets.

8.   Pledging: pledge its assets except as permitted by the 1940 Act.

Valuation and Pricing

The Fund’s policy is to try to maintain a stable net asset value of $1.00 per share. To help achieve this policy, the Fund uses the amortized-cost method for valuing the securities that it owns in accordance with the requirements of Rule 2a-7 under the 1940 Act. Under amortized-cost methodology, securities are valued based on the Fund’s acquisition cost, adjusted for amortization of premium or accretion of discount, which is an approximation of market value of the securities.

Under Rule 2a-7:

            1.   The Board must establish written procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize its net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

            2.   The Fund must: (a) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (b) not purchase any instrument with a remaining maturity greater than 397 days, and (c) maintain a dollar-weighted average portfolio maturity of 90 days or less;

            3.   The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Fund’s Board determines present minimal credit risks and that are eligible securities as defined by Rule 2a-7 (eligible securities generally are securities that have been rated or whose issuer has been rated or whose issuer has comparable securities rated in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, is of comparable quality as determined by procedures adopted by the Fund’s Board); and

            4.   The Board must determine that: (a) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized-cost method; and (b) the Fund will continue to use the amortized-cost method only so long as the Board believes that it fairly reflects the market-based net asset value per share.

Although the investment adviser believes that it will be able to maintain the Fund’s net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund’s net asset value per share were to decline, or were expected to decline, below $1.00 (rounded to the nearest one cent), the Fund’s Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he or she holds shares and in his or her receiving, upon redemption, a price per share lower than that which was paid. On the other hand, if the Fund’s net asset value per share were to i ncrease, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Fund’s Board might supplement dividends or take other actions in an effort to maintain the net asset value at $1.00 per share.

The purchase and redemption price of the Fund’s shares is equal to its net asset value per share or share price. The Fund’s net asset value per share is calculated by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of securities owned by the Fund plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The Fund’s net asset value per share normally is calculated as of 4:00 pm Eastern time each day the New York Stock Exchange (“Exchange”) is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund shares are redeemed at the net asset value per share, normally $1.00, next determined after the Fund receives a redemption request. The Fund computes the net asset value at the close of the Exchange at the end of the day on which it has received all documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

Distributions

We determine the Fund’s net investment income as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading, and at such other times as the trustees may determine, and declare a dividend in the amount of such net investment income immediately thereafter. Net investment income consists of: (1) all accrued interest income on the Fund’s assets, (2) plus/minus all realized and unrealized gains/losses on the Fund’s assets, and (3) less the Fund’s estimated expenses, including accrued expenses and fees payable to TAMIC, applicable to that dividend period. Dividends are distributed to each shareholder of record as of the close of business each calendar month either in the form of additional shares or, at the request of shareholders, in cash. Dividends are reinvested in full and fractional shares at the rate of one share for each one dollar distributed.

Since the Fund’s net investment income is declared as a dividend each day that net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. The Fund expects to have net investment income at the time of each dividend determination. If for any reason there is a net loss, the Fund will first offset such amount pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Fund will reduce the number of its outstanding shares by having each shareholder contribute to the Fund’s capital the pro rata portion of the total number of shares required to be canceled in order to maintain the Fund’s net asset value per share at a constant value of $1.00. Each shareholder will be deemed to have agreed to such a contribution under these circumstances by investment in the Fund.

Trustees and Officers

Under Massachusetts law, the Fund’s Board has absolute and exclusive control over the management and disposition of all the Fund’s assets. Subject to the provisions of its Declaration of Trust, the Fund’s business and affairs are managed by the trustees or other parties so designated by the trustees. The Fund’s trustees and officers are listed below.

Officers and Interested Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

*R. Jay Gerken 399 Park Avenue New York, NY Age 51	Trustee	Since 2002	Managing Director (1989 to present) of Salomon Smith Barney Inc. (“SSB”); Chairman, President and CEO of Smith Barney Fund Management LLC; Travelers Investment Adviser, Inc. and CitiFund Management Inc. Chairman, Chief Executive Officer and President, Board of Managers (2002-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	Managing Director of SSB

Ernest J. Wright One Cityplace Hartford, Connecticut Age 62	Secretary to the Board	Since 1994	Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel (1987-present), The Travelers Insurance Company; Secretary (1994-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary (1994-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	N/A

Kathleen A. McGah One Cityplace Hartford, Connecticut Age 52	Assistant Secretary to The Board	Since 1995	Deputy General Counsel (1999 – present); Assistant Secretary (1995-present), The Travelers Insurance Company; Assistant Secretary (1995-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary, (1995-present), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.	11	N/A

Lewis E. Daidone 125 Broad Street New York, New York Age 45	Chief Administrative Officer	Since 1996	Managing Director of SSB since 1990. Director and Senior Vice President of Smith Barney Fund Management LLC and Travelers Investment Adviser Inc.; Senior Vice President and Chief Administrative Officer of Citigroup Asset Management sponsored funds, formerly Chief Financial Officer and Treasurer; Treasurer (1996-2002), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to 1990, he was Senior Vice President and CFO of Cortland Financial Group, Inc. (1984-1990), Assistant Controller, Reserve Group (1982-1984); Ernst & Young (1980-1982).	11	N/A

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Richard L. Peteka 125 Broad Street New York, New York Age 41	Treasurer	Since 2002	Director and Head of Internal Control for Citigroup Asset Management U.S. Mutual Fund Administration from 1999-2002. Vice President, Head of Mutual Fund Administration at Oppenheimer Capital. Treasurer of several investment companies associated with Salomon Smith Barney Inc.; Treasurer (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.	11	N/A

Kaprel Ozsolak 125 Broad Street New York, New York Age 36	Controller	Since 2002	Vice President of Salomon Smith Barney Inc.; Controller (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.	11	N/A

Independent Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert E. McGill, III 295 Hancock Street Williamstown, MA Age 71	Trustee	Since 1974	Retired manufacturing executive. Director (1983-1995), Executive Vice President (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman (1990-1992), Director (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-1999), The Connecticut Surety Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-2001), Ravenwood Winery, Inc.; Director (1999-2003), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers (1974-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	None

Lewis Mandell Trustee 160 Jacobs Hall Buffalo, NY Age 60	Trustee	Since 1990	Professor of Finance and Managerial Economics, University at Buffalo since 1998. Dean, School of Management (1998-2001), University at Buffalo; Dean, College of Business Administration (1995-1998), Marquette University; Professor of Finance (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and Director, Center for Research and Development in Financial Services (1980-1995), University of Connecticut; Member, Board of Managers (1990-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	Director (2000-present), Delaware North Corp. (hospitality business)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Frances M. Hawk, CFA, CFP Trustee 108 Oxford Hill Lane Downingtown, PA Age 55	Trustee	Since 1991	Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM Management Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits. Management (1989-1992), United Technologies Corporation (broad-based designer and manufacturer of high technology products); Member, Board of Managers (1991-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	None

______________

   +   The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

   ++   The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

   *   Mr. Gerken is an “interested person” within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an emeritus director.

Committees. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2002, the Nominating and Administration Committee met two times.

The Audit Review Committee monitors the appointment, compensation and termination of the Funds’ independent auditors. The Committee also monitors the overall quality of the Funds’ financial reports and other financial information, the independence and audit work of the Funds’ independent auditors and the Funds’ financial reporting policies, practices and internal controls. For the year ended December 31, 2002, the Audit Review Committee met two times.

For the year ended December 31, 2002, the members of the Nominating and Audit Committees were Knight Edwards, Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

Compensation. Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee for their services to the Fund. Members of the Board who are not affiliated as employees of Citigroup, Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and an additional fee of $1,000 for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as a emeritus director. A emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2002.

Compensation Table.
Interested Trustees

Name of Person, Position	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors

Jay Gerken Chairman and Trustee	N/A	N/A	N/A

Independent Trustees

Name of Person, Position	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors

Knight Edwards Trustee	$3,636	N/A	$40,000
Robert E. McGill, III Trustee	$3,955	N/A	$43,500
Lewis Mandell Trustee	$3,955	N/A	$43,500
Frances M. Hawk, CFA, CFP Trustee	$3,955	N/A	$43,500

_________________

     (1)   No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2002.

Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Directors in Family of Investment Companies

R. Jay Gerkin	None	None
Robert E. McGill, III	None	None
Lewis Mandell	None	None
Frances M. Hawk	None	None

Declaration of Trust

The Fund is organized as a Massachusetts business trust. In accordance with certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if the Fund were held to be a partnership, however, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Further, the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the Fund’s obligations.

Investment Advisory Services

Investment Adviser. Travelers Asset Management International Company LLC (“TAMIC”), furnishes the Fund with investment management and advisory services in accordance with the terms of an investment advisory agreement that was approved by shareholders on April 23, 1993 (the “Agreement”). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000 TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., and its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

As required by the 1940 Act, the Agreement continues in effect each year so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the Fund’s outstanding voting securities. In addition, and in either event, the terms of the Agreement must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, the Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the Agreement. The Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the Fund’s outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days’ notice by the Board or by a vote of a majorit y of the Fund’s outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the Fund’s outstanding voting securities.

Board Review and Approval of Investment Advisory Agreements. As previously noted, the Board of Trustees oversees the Fund’s investment adviser and determines whether to approve and renew the Fund’s Investment Advisory Agreement. In reviewing the Agreement, the Board considered a number of factors, many of which are discussed below, but did identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of the Investment Adviser’s personnel. The Board considered such factors as other clients or Funds for which the Adviser performs similar services, investment performance of such other clients or Funds, the length of service to such other clients or Funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the Adviser’s personnel. The Board also considered the availability of such personnel to the Fund, as well as each Adviser’s policies relating to the assignment of personnel to the Fund.

Regulatory Compliance History

The Board considered whether any of the Advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the Adviser, and considered any inquiries involving the Adviser by the SEC or other federal or state agencies.

Investment Performance of the Fund

The Board reviewed the performance of the Fund from several perspectives. The Board considered how well the Fund achieved its objective. The Board also compared the Fund’s performance with other funds with similar objectives and policies, but with different Advisers. Additionally, the Board compared the performance of the Fund with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of the Adviser’s profit, if any, from the fees under the Agreement. The Board assessed the fees in light of the Adviser’s overall financial position. The Board considered the appropriateness of the method by which the costs to the Adviser of providing services are computed. The Board examined any collateral benefits to the Adviser as a result of providing services to the Fund as well as collateral benefits to the Fund as a result of its relationship with the Adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of funds that are comparable to the Fund. The Board also considered the expense ratios of a representative sample of funds comparable to the Fund. The Board reviewed whether there have been any economies of scale realized because of common management with other Funds or other Funds managed by the Adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that each Fund’s investment advisory agreement is reasonable and fair to the Fund and its shareholders and should be continued.

Under the terms of the Agreement, TAMIC shall:

            (1)   obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund’s portfolio or are under consideration for inclusion therein;

            (2)   be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

              (3)   regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

              (4)   take such steps as are necessary to implement the investment program approved by the Board; and

              (5)   regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.

Advisory Fees. For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of the Fund. The fee is computed daily and paid weekly. For the years ended December 31, 2000, 2001, and 2002 the Fund paid TAMIC advisory fees of $389,257, $821,964, and $1,270,676, respectively.

Under the Agreement, the Company has agreed to reimburse the Fund for the amount by which the Fund’s aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 0.40% of the Fund’s average net assets for any year. The Company reimbursed the Fund for $$47,023, $44,028, and $71,805 in expenses for the years ended December 31, 2000, 2001, and 2002 respectively.

Redemptions in Kind

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself under the 1940 Act, however, to redeem for cash all shares presented for redemption in any 90-day period by any one shareholder up to $250,000 or 1% of the Fund’s net assets, whichever is less. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

Brokerage

Subject to Board approval, TAMIC’s policy, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

    the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid;
    the efficiency with which the transaction is effected;
    the ability to effect the transaction at all where a large block is involved;

    the availability of the broker to stand ready to execute potentially difficult transactions in the future; and
    the financial strength and stability of the broker.

Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its investment advisory agreement. The cost, value, and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and TAMIC’s other clients, who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments are usually principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters do include the underwriting commission or concession, and purchases from dealers serving as market makers do include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund deals with primary market makers unless more favorable prices are otherwise obtainable.

TAMIC may follow a policy of considering the sale of Fund shares a factor in selecting broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

TAMIC’s policy with respect to brokerage is and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated. Because the purchase and sale of money market instruments is a principal transaction there are no brokerage commissions to report.

Fund Administration

The Fund entered into an administrative services agreement during 1996 with the Company to provide pricing and bookkeeping services at an annualized rate of 0.06% of the daily net assets of the Fund. The Company at its expense may appoint a subadministrator to perform these services. Smith Barney Fund Management LLC (“SBFM”) (formerly SSB Citi Fund Management LLC), an affiliate of the Company, has been appointed to serve in this capacity. The Company pays SBFM a subadministration fee at an annual rate of 0.06% of the Fund’s average daily net assets. For the years ended December 31, 2000, 2001, and 2002 the Fund paid administration fees of $72,241, $152,545, and $235,820, respectively.

Shareholder Rights

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after the insurance company makes payment to the Fund’s custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares that participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund’s shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund’s investments, or other considerations. The Fund’s Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

Tax Status

General Tax Information

The Fund qualified in its last taxable year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund intends to so qualify in the future so long as such qualification is in the best interest of shareholders. If the Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which it intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, U.S. government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. government securities).

In order to maintain the qualification of the Fund’s status as a regulated investment company, in its business judgment, the investment adviser may restrict the Fund’s ability to invest in certain types of financial instruments. For the same reason, the investment adviser may, in its business judgment, require the Fund to maintain or dispose of its investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

The Fund also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the account) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the 1940 Act and may affect the securities in which the Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related Code provisions), the Fund may be required, for example, to alter its investment objective or policies. No such change of investment policies will take place without notice to the Fund’s shareholders, the approval of a majority of the outstanding voting shares if necessary, and the approval of the SEC, to the extent legally required.

Additional Tax Considerations

If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of the Fund’s available earnings and profits. Owners of variable life insurance and annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts that have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the F und’s adviser, and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of the Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s adviser might otherwise believe to be desirable.

The Fund should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

Other Information. The discussion of “Tax Consequences of Dividends and Distributions” in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

Performance

The Company may include a Fund’s total return, average annual total return, and yield in advertisements and other sales literature. These figures are based on historical earnings and are not a guarantee of future performance. Additionally, these figures do not include the deduction of any contract charges, which, if reflected, would reduce the quoted performance.

Total Return

Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurri ng fees. Aggregate total return represents the cumulative change in the value of an investment in a fund for the specified period.

Average Annual Total Return

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P(1+T) /n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

The yield of a fund refers to the net investment income earned by investments in the fund over a 30 day period. Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the fund; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30 day period is assumed to be earned each 30 day period for 12 periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

The standard formula is as follows:

Yield = 2[((a - b) / (c x d) +1) – 1] 6

a = dividends and interest earned during the period
b = expenses accrued for the period (net of waiver or reimbursement)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

The following is a partial list of publications that may be noted in the Fund’s sales literature or shareholder materials that contain articles describing investment results or other data relative to one or more of the insurance products that purchase Fund shares. Other publications may also be cited.

Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Broker World
Business Insurance	Business Month
Business Week	Changing Times
Consumer Reports	The Economist
Financial Planning	Financial World
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
Manager’s Magazine	MarketFacts
Money	Morningstar, Inc.
National Underwriter	Nation’s Business
New Choices (formerly 50 Plus)	The New York Times
Pensions & Investments	Pension World
Rough Notes	Round the Table
U.S. Banker	VARDs
The Wall Street Journal	Working Woman

Financial Statements

The Fund’s fiscal yearend is December 31st. Financial statements for the Fund’s annual and semi-annual periods will be distributed to shareholders of record.

KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as independent auditors to examine and report on the Fund’s financial statements. The financial statements for the Fund have been audited by KPMG LLP for the fiscal year ended December 31, 2002. The financial statements of the Fund and the Report of Independent Auditors are contained in the Fund’s Annual Report, which is incorporated by reference in the Statement of Additional Information.

Additional Information

On April 1, 2002, the Company owned 100% of the Fund’s outstanding shares. The Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. The Company’s home office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the Fund’s custodian. The custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering securities sold against payment, receiving and collecting income from investments, and making payments covering expenses of the Fund, all as directed by persons authorized by the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

Citicorp Trust Bank, fsb (formerly, Travelers Bank & Trust, fsb), 125 Broad Street, New York, NY 10004, will maintain the records relating to its function as transfer agent for the Fund.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the sub-transfer agent for the Fund.

Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund’s prospectus, this SAI, or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained in the prospectus.

The Fund’s prospectus and this SAI omit certain information contained in the Fund’s registration statement filed with the SEC, which investors may obtain from the SEC’s principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC. Otherwise, investors may obtain the Fund’s registration for free by accessing the SEC’s website at http//www.sec.gov.

MONEY MARKET PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION

L-11170S	TIC Ed. 5-2003
Printed in U.S.A.

PART C

OTHER INFORMATION

Item 23.	EXHIBITS

Exhibit Number	Description

(a)	Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)

Amendment No. 2 to the Declaration of Trust. (Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on April 22, 1998)

(b)	By-Laws of Money Market Portfolio (formerly Cash Income Trust). (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)

(d)	Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 11, 1996.)

(g)(1)	Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, File No. 33-75644, Accession No. 0000950130-02-001166 filed February 27, 2002.)

(h)(1)	Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 18, 1997.)

(h)(2)	Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed on February 28, 2001.)

(h)(3)	Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit h.3 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.)

(i)	An opinion and consent of counsel as to the legality of the securities registered by the Fund. (Incorporated herein by reference to the Registrant’s Rule 24f-2 Notice filing on March 25, 1998.)

(j)(1)	Consent of KPMG LLP, Independent Auditors. Ffiled herewith.

(j)(2)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed April 11, 1996.)

(j)(3)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 18, 1997.)

(j)(4)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for R. Jay Gerken and Richard Peteka. Filed herewith.

(p)	Code of Ethics of Money Market Portfolio. (Incorporated herein by reference to Exhibit p(1) to Post –Effective Amendment No. 32 to the Registration Statement on Form N-1A, File No. 2-76640 filed April 17, 2001.).

Item 24.	Persons Controlled By or Under Common Control With the Registrant

Not Applicable.

Item 25.	Indemnification

Provisions for the indemnification of the Fund’s Trustees and officers are contained in the Fund’s Declaration of Trust which was filed with Post-Effective Amendment No. 23 to this Registration Statement as Exhibit 1 on April 11, 1996.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction th e question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for Money Marke Portfolio, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

Item 27.	Principal Underwriter

Not Applicable.

Item 28.	Location of Accounts and Records

(1)	Smith Barney Fund Management LLC 125 Board Street New York, NY 10004

(2)	State Street Bank & Trust Company 225 Franklin Street Boston, MA 02110

(3)	PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.) 101 Federal Street Boston, MA 02110

(4)	Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) 125 Broad Street New York, New York 10004

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Money Market Portfolio, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 28th day of April 2003.

MONEY MARKET PORTFOLIO
(Registrant)

By:	*R. Jay Gerken

R. Jay Gerken
Chairman, Board of Trustees Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April 2003.

R. JAY GERKEN (R. Jay Gerken)	Chairman of the Board, President and Chief Executive Officer

*ROBERT E. MCGILL III (Robert E. McGill III)	Trustee

*LEWIS MANDELL (Lewis Mandell)	Trustee

*FRANCES M. HAWK (Frances M. Hawk)	Trustee

*RICHARD PETEKA (Richard Peteka)	Treasurer

*By: /s/Ernest J. Wright, Attorney-in-Fact
Secretary, Board of Trustees

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

(j)(1)	Consent of KPMG LLP, Independent Auditors	Electronically

(j)(4)	Powers of Attorney for R. Jay Gerken and Richard Peteka	Electronically